Exhibit 32.1

DIRECT INSITE CORP.

CERTIFICATION OF PERIODIC REPORT

I, Matthew E. Oakes, President and Chief Executive Officer of Direct Insite Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Quarterly Report on Form 10-Q of the Company for the three months ended June 30, 2016 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2016	By:	/s/ Matthew E. Oakes
Matthew E. Oakes
President, Chief Executive Officer, and
Chairman of the Board of Directors (Principal Executive Officer)